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                                                                      EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Household Finance Corporation:

As independent public accountants, we hereby consent to the incorporation of our report dated January 24, 1996, included in this annual report on Form 10-K of Household Finance Corporation for the year ended December 31, 1995, into the Company's previously filed Registration Statements No. 33-55043, No. 33-55561 and No. 33-64175 on Form S-3.

                                                    ARTHUR ANDERSEN LLP

Chicago, Illinois
March 27, 1996